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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2006


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                   000-24439            33-0803204
      --------------------------------------------------------------------
      (STATE OR OTHER             (COMMISSION FILE      (IRS EMPLOYER
      JURISDICTION OF                  NUMBER)         IDENTIFICATION NO.)
      INCORPORATION)


                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 2.06.  MATERIAL IMPAIRMENTS.

      As previously disclosed, as required by SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," Hines Horticulture, Inc. (the "Company") had performed impairment tests on the assets the Company is seeking to sell by December 31, 2006. These assets included the Company's four nursery facilities located in the Northeast as well as certain assets located in Miami, Florida. The original impairment tests determined that the carrying value of the long-lived assets for the Northeast facilities had exceeded the estimated undiscounted future cash flows associated with the use of the assets and therefore were deemed unrecoverable. An impairment charge of approximately $8.0 million was recorded by the Company in its statements of operations for the period ended June 30, 2006.

      On October 30, 2006, the Company conducted a re-evaluation of the fair value of its four Northeast facilities. The re-evaluation followed from two major customers withdrawing substantial future sales commitments from three of the four sites, which withdraw occurred subsequent to the original announcement of the sale of the four Northeast facilities. The withdrawal represented a 78% reduction of the 2007 annual sales commitments for the three facilities, greatly reducing the fair market value of these assets. As a result of the Company's re-evaluation, the Company has determined that an additional impairment charge of $11.1 million be recorded to more accurately reflect the fair value of these assets. This impairment charge was recorded in the statements of operations for the period ended September 30, 2006.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006          HINES HORTICULTURE, INC.



                                By: /s/ Claudia M. Pieropan
                                    -----------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)